FORM 10 HIGHLIGHTS December 18, 2014

2 Forward Looking Statements This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company's intellectual property rights; successful integration of acquired businesses and separation of underperforming or non- strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information. Additional Information And Where To Find It DuPont intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s proxy statement, dated March 14, 2014, for its 2014 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the 2014 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC's website at www.sec.gov. Copies will also be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.

12/18/2014 Performance Chemicals Separation Background • Leading technologies • Science leverage across businesses • Customer focused applications development • Targets secular driven growth • Innovative products; robust pipeline • Global reach and productivity • Maintain Investment Grade • Leading businesses • Customer focused applications development • Low cost production • Capital productivity • Sustainable operator • Regulatory leadership and advocacy • Target credit rating: High Yield (BB) DUPONT THE CHEMOURS COMPANY MISSION: Growth Differentiated innovation platform MISSION: Cash Generation Industry leadership and productivity Creating Two Highly Competitive Companies With Distinct Value Creation Strategies 3

4 January–June 2015 Early 2nd Quarter 2015 Expected Spin June 2015 December 2014 Initial Form 10 Filing Form 10 Amendments - Pro forma financial statements - Capital Structure and Dividend Policy Debt Road Show Equity Road Show July 2015 Performance Chemicals Separation Timeline On Track to Complete Separation Mid-2015

5 Introducing Chemours

* Segment Adjusted EBIT excludes non-operating pension and other postretirement employee benefit costs, and exchange gains (losses) The Chemours Company at a Glance 6 Overview • Leading global provider of performance chemicals • Reporting segments include Titanium Technologies, Fluoroproducts, and Chemical Solutions • 9,100 employees • 37 production facilities located in 12 countries (at separation) 2013 Sales by Segment 2013 Sales by Region Segment Sales $6.9 Gross Profit $1.5 % Margin 21% Segment Adjusted EBIT* $0.7 % Margin 11% Form 10- Key 2013 Financials ($B) Chemical Solutions 21% Titanium Technologies 44% Fluoroproducts 35% North America 46% EMEA 18% Asia Pacific 22% Latin America 14%

7 Titanium Technologies Segment Overview Key Information 2013 Sales $3.0B 2013 Adjusted EBIT* $605 Million Key Products Ti02 Key Applications Coatings, Plastics, Laminates, Paper Products Competitors Cristal, Huntsman, Kronos, Tronox The leading global producer of titanium dioxide (“TiO2”), a premium white pigment used to deliver opacity *Adjusted EBIT excludes non-operating pension and other postretirement employee benefit costs, exchange gains (losses), and expenses included in the Corporate and Other segment.

8 Fluoroproducts Segment Overview Key Information 2013 Sales $2.4B 2013 Adjusted EBIT* $287 Million Key Products Krytox® Performance Lubricants, Teflon® PTFE Resins, Formacel® Foam Expansion Agents, Isceon® and Opteon® Refrigerants Key Applications Aerospace, Automotive, Household and Consumer, Polymer Intermediates, Refrigeration, HVAC Competitors Honeywell, Arkema, Mexichem, Daikin, Solvay, Dyneon A leading global provider of fluoroproducts, such as refrigerants and industrial fluoropolymer resins * Adjusted EBIT excludes non-operating pension and other postretirement employee benefit costs, exchange gains (losses), and expenses included in the Corporate and Other segment.

Chemical Solutions Segment Overview 9 A leading North American provider of industrial and specialty performance chemicals used in gold production, oil refining, agriculture, industrial polymers and other industries Key Information 2013 Sales $1.5B 2013 Adjusted EBIT* $43 Million Key Products Aniline, Sodium Cyanide, Amines, Amides, Sulfuric Acid Key Applications Gold and Silver Mining, Refining, Water Sanitation and Treatment, Agriculture Chemicals, Surfactants Competitors Orica, Cyanco, Solvay, Chemtrade, Evoqua, OxyChem *Adjusted EBIT excludes non-operating pension and other postretirement employee benefit costs, exchange gains (losses), and expenses included in the Corporate and Other segment.

Leadership Team for Chemours 10 Mark Vergnano Chief Executive Officer BC Chong President Titanium Technologies Thierry F.J. Vanlancker President Fluoroproducts Christian Siemer President Chemical Solutions Mark E. Newman Senior Vice President and Chief Financial Officer E. Bryan Snell Senior Vice President, Productivity and Strategy David C. Shelton General Counsel and Corporate Secretary Beth Albright Senior Vice President, Human Resources Erich Parker Vice President, Corporate Communications

11 Form 10

12 The Chemours Company – Balance Sheet 9/30/2014 (Unaudited) Total Assets $6.0B Key Components: Accounts & notes receivable – trade, net $1.0 Inventories $1.1 Net property, plant & equipment $3.2 Total Liabilities $2.1B Key Components: Accounts payable $0.9 Deferred income taxes $0.4 Environmental liabilities $0.3 Litigation $0.1 Net Investment $3.9B

# The Chemours Company - 2013 Historical Segment Results Compared to 2013 Historical DuPont Performance Chemicals


($ Millions)
($144)
($76)
$941
Perf Chem PTOI (DuPont)*
DuPont 10-K
Including Viton®
$721
Segment Adjusted EBIT**
Chemours Form 10
2013
Corporate Expenses
Legal, Environmental & Other Costs
2013

## Key Differences

- Includes costs not previously charged to segment results
  - Chemours Segment Adjusted EBIT includes $519 of allocated leveraged functional service and corporate expenses, ~$375 of which were included in historical DuPont Performance Chemicals PTOI. The $144 of additional corporate expenses represents an estimate of Chemours' portion of DuPont's unallocated corporate costs necessary for Chemours to be a stand-alone company.
  - Legal, Environmental & Other Costs primarily represent costs for matters that will be indemnified by Chemours after the separation

* Represents 2013 results for DuPont's Performance Chemicals segment, reflecting the reclassification of Viton® fluoroelastomers from Performance Materials to Performance Chemicals. Segment PTOI excludes non-operating pension and other post-employment benefit costs.

** Chemours Segment Adjusted EBIT excludes non-operating pension and other postretirement employee benefit costs and exchange gains (losses).

13

# The Chemours Company – September 2014 YTD Segment Results Compared to DuPont Performance Chemicals


($ Millions)
($112)
($98)
$687
Perf Chem PTOI (DuPont)*
DuPont 10-K
Including Viton®
$477
Segment Adjusted EBIT**
Chemours Form 10
2014
Corporate Expenses
Legal, Environmental & Other Costs
2014

## Key Differences

- Includes costs not previously charged to segment results
  - Corporate Expenses represent an estimate of Chemours' portion of DuPont's unallocated corporate costs necessary for Chemours to be a stand-alone company.
  - Legal, Environmental & Other Costs primarily represent costs for matters that will be indemnified by Chemours after the separation

* Represents September YTD 2014 results for DuPont's Performance Chemicals segment, reflecting the reclassification of Viton® fluoroelastomers from Performance Materials to Performance Chemicals. Segment PTOI excludes non-operating pension and other post-employment benefit costs, and exchange gains (losses)
** Chemours Segment Adjusted EBIT excludes non-operating pension and other postretirement employee benefit costs and exchange gains (losses).

14

15 2014 Cash Flow Commentary 2011 2012 2013 9/30/13 9/30/14 Cash Provided by Operating Activities $1,496 $1,390 $798 $268 $13 Cash Used for Investing Activities $(345) $(429) $(424) $(277) $(377) Net Cash Flow to/(from) DuPont $1,151 $961 $374 $(9) $(364) Statement of Cash Flows ($MM) The Chemours Company Statement of Cash Flows Cash Provided by Operating Activities • Cash provided by operating activities for the nine months ended September 30, 2014 declined by $255 million • The primary drivers of lower cash include: • A litigation settlement payment of $72 million • Working capital adjustments – timing of payments to secure favorable raw material terms Cash Used for Investing Activities • Cash used for investing activities for the nine months ended September 30, 2014 increased by $100 million primarily due to Altamira expansion investment Consistent Track Record of Delivering Strong Cash Flow Through the Cycle

Copyright © 2014 DuPont or its affiliates. All rights reserved. The DuPont Oval Logo, DuPont™, The miracles of science™ and all products denoted with ™ or ® are registered trademarks or trademarks of E. I. du Pont de Nemours and Company or its affiliates. Images reproduced by E. I. du Pont de Nemours and Company under license from the National Geographic Society. op right © 2014 DuPont or its affiliates. All rights reserved. ont val Logo, DuPont™, The miracles of science™ and all products denoted with ™ or ® are registered trademarks or trademarks of E. I. du Pont de Nemours and Company or ts affiliates. Images reproduced by E. I. du Pont de Nemours and Company under license from the National Geographic Society. © National Geographic Image 16